NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1


I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $13,479.94
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $10,941.17
+ Annual Premium*                       $ 3,500.00
- Premium Expense Charge**              $   122.50
- Monthly Deduction***                  $   561.96
- Mortality & Expense Charge****        $   126.12
+ Hypothetical Rate of Return*****      $  (150.65)
                                        ----------
=                                       $   13,480    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month             COI
-----           -------
 1              $ 46.76
 2              $ 46.77
 3              $ 46.79
 4              $ 46.80
 5              $ 46.81
 6              $ 46.82
 7              $ 46.84
 8              $ 46.85
 9              $ 46.86
10              $ 46.87

11              $ 46.89
12              $ 46.90
Total           $561.96

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----           --------
  1             $ (12.90)
  2             $ (12.84)
  3             $ (12.78)
  4             $ (12.71)
  5             $ (12.65)
  6             $ (12.58)
  7             $ (12.52)
  8             $ (12.46)
  9             $ (12.40)
 10             $ (12.33)
 11             $ (12.27)
 12             $ (12.21)
 Total          $(150.65)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $13,479.94
- Year 5 Surrender Charge               $ 2,865.50
                                        ----------
=                                       $   10,614   (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

                     = $275,000 or 222% x $16,232.10
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $12,773.69
+ Annual Premium*                       $ 3,500.00
- Premium Expense Charge**              $   122.50
- Monthly Deduction***                  $   557.10
- Mortality & Expense Charge****        $   142.66
+ Hypothetical Rate of Return*****      $   780.67
                                        ----------
=                                       $   16,232    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month             COI
-----           -------
 1              $ 46.43
 2              $ 46.43
 3              $ 46.43
 4              $ 46.43
 5              $ 46.43
 6              $ 46.43
 7              $ 46.42
 8              $ 46.42
 9              $ 46.42
10              $ 46.42
11              $ 46.42
12              $ 46.42
Total           $557.10


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----           --------
 1              $ 64.91
 2              $ 64.93
 3              $ 64.96
 4              $ 64.99
 5              $ 65.01
 6              $ 65.04
 7              $ 65.07
 8              $ 65.10
 9              $ 65.12
10              $ 65.15
11              $ 65.18
12              $ 65.21
Total           $780.67


CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $16,232.10
- Year 5 Surrender Charge               $ 2,865.50
                                        ----------
=                                       $   13,367    (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $19,463.48
                     = $275,000


POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $14,840.64
+ Annual Premium*                       $ 3,500.00
- Premium Expense Charge**              $   122.50
- Monthly Deduction***                  $   551.49
- Mortality & Expense Charge****        $   161.31
+ Hypothetical Rate of Return*****      $ 1,958.15
                                        ----------
=                                       $   19,463    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month             COI
-----           -------
 1              $ 46.06
 2              $ 46.04
 3              $ 46.02
 4              $ 46.01
 5              $ 45.99
 6              $ 45.97
 7              $ 45.95
 8              $ 45.93
 9              $ 45.91
10              $ 45.89
11              $ 45.87
12              $ 45.85
Total           $551.49


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----           ---------
 1              $  158.29
 2              $  159.16
 3              $  160.03
 4              $  160.91
 5              $  161.79
 6              $  162.69
 7              $  163.59
 8              $  164.49
 9              $  165.41
10              $  166.33
11              $  167.26
12              $  168.20
Total           $1,958.15

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $19,463.48
- Year 5 Surrender Charge               $ 2,865.50
                                        ----------
=                                       $   16,598    (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $99,665.97
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $80,812.35
+ Annual Premium*                       $25,000.00
- Premium Expense Charge**              $   875.00
- Monthly Deduction***                  $ 3,233.55
- Mortality & Expense Charge****        $   928.63
+ Hypothetical Rate of Return*****      $(1,109.20)
                                        ----------
=                                       $   99,666    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month              COI
-----           ---------
 1              $  269.12
 2              $  269.18

 3              $  269.24
 4              $  269.31
 5              $  269.37
 6              $  269.43
 7              $  269.49
 8              $  269.56
 9              $  269.62
10              $  269.68
11              $  269.74
12              $  269.81
Total           $3,233.55

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----           ----------
 1              $   (94.62)
 2              $   (94.22)
 3              $   (93.82)
 4              $   (93.43)
 5              $   (93.03)
 6              $   (92.63)
 7              $   (92.23)
 8              $   (91.83)
 9              $   (91.44)
10              $   (91.04)
11              $   (90.65)
12              $   (90.25)
Total           $(1,109.20)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $99,665.97
- Year 5 Surrender Charge               $20,840.00
                                        ----------
=                                       $   78,826    (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $119,849.85
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $94,235.60
+ Annual Premium*                       $25,000.00
- Premium Expense Charge**              $   875.00
- Monthly Deduction***                  $ 3,205.29
- Mortality & Expense Charge****        $ 1,049.71
+ Hypothetical Rate of Return*****      $ 5,744.26
                                        ----------
=                                       $  119,850    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month              COI
-----           ---------
 1              $  267.20
 2              $  267.19
 3              $  267.17
 4              $  267.15
 5              $  267.13
 6              $  267.12
 7              $  267.10
 8              $  267.08
 9              $  267.06
10              $  267.05
11              $  267.03
12              $  267.01
Total           $3,205.29

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----           ---------
 1              $  475.96
 2              $  476.45
 3              $  476.94
 4              $  477.43
 5              $  477.93
 6              $  478.43
 7              $  478.93
 8              $  479.43
 9              $  479.93
10              $  480.44
11              $  480.94
12              $  481.45
Total           $5,744.26


CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $119,849.85
- Year 5 Surrender Charge               $ 20,840.00
                                        -----------
=                                       $    99,010   (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $143,532.66
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $109,367.77
+ Annual Premium*                       $ 25,000.00
- Premium Expense Charge**              $    875.00
- Monthly Deduction***                  $  3,172.84
- Mortality & Expense Charge****        $  1,186.18
+ Hypothetical Rate of Return*****      $ 14,398.91
                                        -----------
=                                       $   143,533  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month              COI
-----           ---------
 1              $  265.05
 2              $  264.93
 3              $  264.82
 4              $  264.70
 5              $  264.59
 6              $  264.47
 7              $  264.35
 8              $  264.23
 9              $  264.11
10              $  263.99
11              $  263.86
12              $  263.74
Total           $3,172.84


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----           ----------
 1              $ 1,160.52
 2              $ 1,167.49
 3              $ 1,174.52

 4              $ 1,181.60
 5              $ 1,188.74
 6              $ 1,195.94
 7              $ 1,203.19
 8              $ 1,210.51
 9              $ 1,217.89
10              $ 1,225.32
11              $ 1,232.82
12              $ 1,240.37
Total           $14,398.91

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $143,532.66
- Year 5 Surrender Charge               $ 20,840.00
                                        -----------
=                                       $   122,693  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $11,994.88
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $9,789.05
+ Annual Premium*                       $3,500.00
- Premium Expense Charge**              $  122.50
- Monthly Deduction***                  $  921.51
- Mortality & Expense Charge****        $  114.00
+ Hypothetical Rate of Return*****      $ (136.16)
                                        ---------
=                                       $  11,995     (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month             COI
-----           -------
 1              $ 76.65
 2              $ 76.68
 3              $ 76.70
 4              $ 76.73
 5              $ 76.75
 6              $ 76.78
 7              $ 76.81
 8              $ 76.83
 9              $ 76.86
10              $ 76.88
11              $ 76.91
12              $ 76.93
Total           $921.51

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.


***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----           --------
 1              $ (11.83)
 2              $ (11.74)
 3              $ (11.66)
 4              $ (11.57)
 5              $ (11.48)
 6              $ (11.39)
 7              $ (11.30)
 8              $ (11.21)
 9              $ (11.13)
10              $ (11.04)
11              $ (10.95)
12              $ (10.86)
Total           $(136.16)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $11,994.88
- Year 5 Surrender Charge               $ 2,865.50
=                                       $    9,129    (rounded to the nearest dollar)


II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $275,000 or 222% x $14,522.59
                       = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $11,481.74
+ Annual Premium*                       $ 3,500.00
- Premium Expense Charge**              $   122.50
- Monthly Deduction***                  $   914.91
- Mortality & Expense Charge****        $   129.30
+ Hypothetical Rate of Return*****      $   707.56
                                        ----------
=                                       $   14,523   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


Month             COI
-----           -------
 1              $ 76.20
 2              $ 76.21
 3              $ 76.22
 4              $ 76.22
 5              $ 76.23

 6              $ 76.24
 7              $ 76.25
 8              $ 76.25
 9              $ 76.26
10              $ 76.27
11              $ 76.28
12              $ 76.28
Total           $914.91

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----           --------
 1              $  59.58
 2              $  59.47
 3              $  59.36
 4              $  59.25
 5              $  59.13
 6              $  59.02
 7              $  58.91
 8              $  58.80
 9              $  58.68
10              $  58.57
11              $  58.45
12              $  58.34
Total           $ 707.56

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $14,522.59
- Year 5 Surrender Charge               $ 2,865.50
=                                       $   11,657   (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $275,000 or 222% x $17,498.20
                      = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $13,395.11
+ Annual Premium*                       $ 3,500.00
- Premium Expense Charge**              $   122.50
- Monthly Deduction***                  $   907.29
- Mortality & Expense Charge****        $   146.59
+ Hypothetical Rate of Return*****      $ 1,779.48
                                        ----------
=                                       $   17,498   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month             COI
------          -------
 1              $ 75.69
 2              $ 75.68
 3              $ 75.66
 4              $ 75.65
 5              $ 75.63
 6              $ 75.62
 7              $ 75.60
 8              $ 75.58
 9              $ 75.57
10              $ 75.55
11              $ 75.54
12              $ 75.52
Total           $907.29

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month            Interest
------          ----------
 1              $  145.44
 2              $  145.95
 3              $  146.45
 4              $  146.97
 5              $  147.48
 6              $  148.00
 7              $  148.53
 8              $  149.06
 9              $  149.59
10              $  150.13
11              $  150.67
12              $  151.22
Total           $1,779.48

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $17,498.20
- Year 5 Surrender Charge               $ 2,865.50
                                        ----------
=                                       $   14,633    (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $87,855.02
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $71,692.83
+ Annual Premium*                       $25,000.00
- Premium Expense Charge**              $   875.00
- Monthly Deduction***                  $ 6,136.21
- Mortality & Expense Charge****        $   832.37
+ Hypothetical Rate of Return*****      $  (994.22)
                                        ----------
=                                       $87,855.02   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


Month              COI
-----           ---------
 1              $  510.38
 2              $  510.56
 3              $  510.73
 4              $  510.91
 5              $  511.09
 6              $  511.26
 7              $  511.44
 8              $  511.62
 9              $  511.79
10              $  511.97
11              $  512.14
12              $  512.32
Total           $6,136.21

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----           ----------
 1              $ (86.16)
 2              $ (85.56)

 3              $ (84.95)
 4              $ (84.35)
 5              $ (83.75)
 6              $ (83.15)
 7              $ (82.55)
 8              $ (81.95)
 9              $ (81.35)
10              $ (80.75)
11              $ (80.15)
12              $ (79.56)
Total           $(994.22)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $87,855.02
- Year 5 Surrender Charge               $20,840.00
                                        ----------
=                                       $   67,015    (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.


Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $106,273.78
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $84,016.12
+ Annual Premium*                       $25,000.00
- Premium Expense Charge**              $   875.00
- Monthly Deduction***                  $ 6,088.10
- Mortality & Expense Charge****        $   943.77
+ Hypothetical Rate of Return*****      $ 5,164.54
                                        ----------
=                                       $  106,274    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month              COI
-----           ---------
 1              $  507.12
 2              $  507.16
 3              $  507.20
 4              $  507.24
 5              $  507.28
 6              $  507.32
 7              $  507.36
 8              $  507.40
 9              $  507.44
10              $  507.48
11              $  507.53
12              $  507.57
Total           $6,088.10

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----           ---------
 1              $  433.80
 2              $  433.19
 3              $  432.57
 4              $  431.95
 5              $  431.33
 6              $  430.70
 7              $  430.08
 8              $  429.45
 9              $  428.82
10              $  428.19
11              $  427.55
12              $  426.91
Total           $5,164.54

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $106,273.78
- Year 5 Surrender Charge               $ 20,840.00
                                        -----------
=                                       $    85,434   (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.


Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $127,946.38
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $97,940.00
+ Annual Premium*                       $25,000.00
- Premium Expense Charge**              $   875.00
- Monthly Deduction***                  $ 6,032.68
- Mortality & Expense Charge****        $ 1,069.59
+ Hypothetical Rate of Return*****      $12,983.65
                                        ----------
=                                       $  127,946    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month              COI
-----           ---------
 1              $  503.43
 2              $  503.30
 3              $  503.18
 4              $  503.05
 5              $  502.92

 6              $  502.79
 7              $  502.67
 8              $  502.53
 9              $  502.40
10              $  502.27
11              $  502.14
12              $  502.00
Total           $6,032.68

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----           ----------
 1              $ 1,058.90
 2              $ 1,062.98
 3              $ 1,067.10
 4              $ 1,071.24
 5              $ 1,075.42
 6              $ 1,079.64
 7              $ 1,083.89
 8              $ 1,088.18
 9              $ 1,092.50
10              $ 1,096.86
11              $ 1,101.25
12              $ 1,105.68
Total           $12,983.65


CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $127,946.38
- Year 5 Surrender Charge               $ 20,840.00
=                                       $   107,106   (rounded to the nearest dollar)